UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

FUSEMACHINES INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42909	98-1602789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West 41st Street, 21st Floor
New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FUSE	The Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2026, Fusemachines Inc. (the “Company” or “Fusemachines”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of common stock entitled to vote at the Annual Meeting was 28,938,266, and there were 24,896,070 shares present in person or by proxy at the Annual Meeting, which represented approximately 86.0% of the outstanding shares entitled to vote at the Annual Meeting and which constituted a quorum for the transaction of business.

At the Annual Meeting, the shareholders voted to:

(1) Elect Salman Alam, Bharat Krish, and Tim Gocher, as Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

(2) Approve an amendment to the Company’s 2025 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, increase the maximum number of shares of common stock available to Plan participants thereunder by 2,000,000 shares to an aggregate of 3,500,000 shares.

(3) Ratify the appointment of KNAV CPA LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

The voting results on these proposals were as follows:

Proposal 1: Election of three Class I directors

Director	Votes For	Withheld	Broker Non-Votes
Bharat Krish	20,983,953	617,274	3,294,843
Tim Gocher	11,228,062	10,373,165	3,294,843
Salman Alam	20,983,989	617,238	3,294,843

Proposal 2: Approval of the amendment to the Company’s 2025 Omnibus Equity Incentive Plan, as amended, to increase the maximum number of shares of common stock available to Plan participants thereunder by 2,000,000 shares to an aggregate of 3,500,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,215,677	10,384,348	1,202	3,294,843

Proposal 3: Ratification of the appointment of KNAV CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
24,874,384	4,056	17,630

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Fusemachines Inc. 2025 Omnibus Equity Incentive Plan (as amended April 24, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSEMACHINES INC.

Date:	June 9, 2026	By:	/s/ Sameer Maskey
Sameer Maskey Chief Executive Officer